UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2006

INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
( Exact name of Registrant as Specified in its Charter )

California (State or other jurisdiction of incorporation or organization)	000-1084047 (Commission File Number)	95-4691878 (I.R.S. Employer Identification No.)

3998 FAU Blvd, Building 1-210
Boca Raton, Florida 33431
(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (561) 417 - 7250

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 13, 2006, Innovate Software Technologies, Inc. (the "Company"), entered into an agreement (the "Agreement") with an accredited investor (the “Investor”) and completed the sale of a $300,000 Convertible Promissory Note (the "Note") for an original issue discount of $285,000. In connection with the Agreement, the Investor received a warrant to purchase 1,200,000 shares of common stock of the Company at a strike price which shall be equal the lesser of (i) five cents ($.05) or (ii) the price per share paid by a third-party investor for a share of common stock in a Qualified Financing (the “Warrant”). The term “Qualified Financing” shall mean the first transaction after the date of the Note in which the Company issues to any person or entity any shares of common stock, or any rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of common stock. The Warrant is exercisable for a period of five years.

The Note matures on the earlier of six months from the issue date of the Note or the Mandatory Repayment Date. The term “Mandatory Repayment Date” shall mean the date that is fourteen (14) days after the Company closes any public or private equity or debt offering that, together with all preceding public or private equity or debt offerings for cash that closed after the date of the Note, results in the Company receiving gross cash proceeds of at least $2,000,000 (the “Qualified Offering”). The Note will be convertible, at the option of the holder, beginning on the date on which the Company closes such Qualified Offering and continuing for thirty (30) days thereafter, at a 30% discount to the lowest effective per share purchase price of the Company’s common stock in the Qualified Offering.

The Investor received “piggyback” registration rights for the shares of common stock underlying the Note and shares of common stock issuable upon exercise of the Warrant in connection with any registration statement filed by the Company.

The Note is a debt obligation arising other than in the ordinary course of business which constitute a direct financial obligation of the Company.

The securities were offered and sold to the Investor in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933 and Rule 506 promulgated thereunder. The Investor is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Form of Investor Certificate

4.2	Form of Promissory Note

4.3	Form of Warrant

4.4	Form of Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE SOFTWARE TECHOLOGIES, INC.

Date: October 20, 2006	By: /s/ Anthony F. Zalenski
Anthony F. Zalenski
Chief Executive Officer